MANUFACTURER'S REPRESENTATIVE AGREEMENT

THIS AGREEMENT, effective this 1ST DAY OF JUNE, 1996 BETWEEN ACUMED, INC., an Oregon corporation, having its principal office at 10950 S. W. 5th Street, Suite 170, Beaverton, Oregon 97005 (hereafter referred to as "Company") and O.J.I. SURGICAL, INC., having its principal office at 1517 SW Sunset Blvd. Portland, Oregon (hereafter referred to as "REPRESENTATIVE").


                                  WITNESSETH:

ACCORDINGLY, the parties hereto agree as follows:

1. DEFINITIONS:

For purpose of this Agreement, the following definitions apply:

A. TERRITORY

     "TERRITORY" shall consist of the following description and none other.

     State of Oregon and Cowlitz and Clark Counties in Washington State (see attached map).

B. PRODUCTS

     "PRODUCTS" are defined as Acumed products as listed in ADDENDUM I of this agreement. PRODUCTS may be added or deleted from this agreement with thirty
     (30) days written notice.

C. CUSTOMERS

     "CUSTOMERS" are defined as hospitals, hospital administrators, orthopaedic surgeons, out-patient clinics, surgery centers, orthopaedic nurses, orthopaedic technicians, purchasing agents and podiatrists.

2. APPOINTMENT

A. Company hereby appoints Representative to act as an exclusive manufacturer's representative for the purpose of soliciting and transmitting to the Company orders for the PRODUCTS from the CUSTOMERS in the TERRITORY. The Company agrees not to appoint any other entity or individual to act in the TERRITORY as a manufacturer's representative with respect to the PRODUCTS and CUSTOMERS.

B. The Representative shall submit to the Company in a format described by the Company (Addendum 2) all orders for PRODUCTS in the TERRITORY. Such orders may be accepted or rejected by the Company at its sole discretion, but using reasonable standards of commercial judgment. It is understood and agreed that the relationship between the parties created hereby is solely that or independent contractor, and is in no regard and for no purpose whatsoever to be construed as creating the relationship or principal and agent, master and servant, employer and employee or any other. The Representative shall have no authority (i) to accept such orders, (ii) to bind the Company in any manner and for any purpose, (iii) to amend or modify to any extent such terms of sale or payment as Company may from time to time establish, (iv) to assume or create any obligation of any kind, express or implied on behalf of the Company, or (v) to delegate its duties hereunder except to its officers and employees.

3.   INVOICING/PRICE

     Company will invoice PRODUCTS to CUSTOMERS in the TERRITORY at a maximum of the list price in effect at the time of shipment. Company reserves the right to change the list price at any time by providing the Representative notice in writing as to the effective date and new prices. All products are shipped F.O.B. Beaverton, Oregon.


4.   COMMISSION

     A. Representative will receive a commission on all sales of PRODUCTS sold within the TERRITORY net of any charges for any repackaging, lost or damaged instrumentation, freight and taxes. Commissions and exceptions are noted in ADDENDUM 3.

     B. Commissions will be paid by the 15th day following the last business day of the month (see Addendum 4, Item l.e. for possible exception). A detail of the commissionable sales will be provided with each commission check.

     C. For the purposes of Paragraphs A and B, and notwithstanding the Company's willingness to advance commissions to the Representative based on invoices to CUSTOMERS, a sale will be deemed to have occurred only after Company has received payment in full for any PRODUCT(s) shipped into the TERRITORY. In this regard there shall be deducted from future commissions the following amounts:

          1. In the event Company has not received full payment on an invoice to a CUSTOMER within ninety (90) days of the invoice date, those commissions advanced will be deducted from the commission check. If such invoice is later paid, the commission will be posted by the 15th day following the month of the collection, less any extraordinary costs incurred in the collection of this invoice.

          2. If PRODUCTS are returned and accepted for CUSTOMER credit, any commissions advanced will be deducted from the commission check in the month that credit is issued.

               In the event there are not sufficient commissions owing to the Representative to offset said charges in the next month, the charges will be billed to the Representative. Or upon termination of this Agreement, the Representative shall pay said charges to company upon presentation.

5.   TERM/TERMINATION

     A. The TERM of this Agreement shall be for one year and commence on JUNE 1, 1996. This Agreement is automatically extended from year to year thereafter until terminated in one of the following ways:

          1. This Agreement may be cancelled at any time during the original term or any extension thereof, for any reason whatsoever, by either of the parties hereto upon giving thirty (30) days written notice to the other party hereto. The Company may appoint a new Representative during this notice period.

          2. This Agreement may be cancelled by the Company on thirty (30) days written notice if the Representative fails to comply fully and faithfully with any of the terms of this Agreement.

          3.   This Agreement may be cancelled by the Representative on thirty
               (30) days written notice if the Company fails to comply fully and faithfully with any of the terms of this Agreement.

          4. In the event that either party hereto shall commit an act of bankruptcy or file voluntary petition of bankruptcy, or be declared bankrupt in an involuntary proceeding, or file for a plan under the Bankruptcy Act, or place its affairs in the hands of a receiver, or enter into a composition or the benefit of creditors, or perform any other act based upon or due to its inadequate credit position, then the other party to this Agreement may terminate this Agreement immediately by written notice of termination to the other party.

          5. The Company shall not, for any reason whatsoever, including but not limited to the termination, cancellation or expiration of this Agreement, be liable to the Representative for compensation, reimbursement or damages, either on account of expenditures, investments or commitments made in connection therewith, development or maintenance of the Representative's business goodwill, or on account of any other thing or cause whatsoever.

6.   TERMINATION PROCEDURE

     A. Upon termination, cancellation or expiration of this Agreement, for any reason whatsoever, the Representative will promptly return to the Company, transportation charges and insurance fully prepaid, all sales aids, sales samples, manuals, bulletins, literature, letterheads and related materials. Furthermore, the Representative will, at his own expense, promptly remove and discontinue the use of all trademarks and other designations, telephone listings and advertising which might convey the impression thereafter that he represents the Company in any manner.

     B. All Representative's consignment inventory must by turned over to a representative of the Company within seven (7) days of termination or shipped to a Company location. Representative will be responsible at the list price of all missing implants as documented per the CONSIGNMENT AGREEMENT (Addendum 4). Any items opened but not used will be assessed a restocking and repackaging charge per the published terms of the Company's current price list.

7.   COMPANY RESPONSIBILITIES

     A.   The Company agrees to assist the Representative in:

          1. Promoting the sale of Company's PRODUCTS by providing Representative with reasonable amounts of sales literature, published technical information, sales aids, as well as holding periodic sales seminars.

          2. Promotion of Company's PRODUCTS in professional journals and at regional and national meeting of orthopaedic professionals as deemed of value by the Company.

          3. Training Representative's sales representatives and giving them a working and selling knowledge of Company's PRODUCTS and POLICIES AND PROCEDURES for business. Training may take place at Company's offices or at Representative's location at the discretion of Company.

          4.   Inventory:

               a. At a minimum, Company will supply Representative a consignment inventory of salable implants based upon the formula in Addendum 5. Additional consignment inventory may be provided at Company's discretion based upon TERRITORY requirements.

                    Representative agrees to be responsible for all such inventory as dictated by the CONSIGNMENT AGREEMENT.

               b. Company will supply Representative with implant sales samples, which are the Company's property, as outlined in the SALES SAMPLE POLICY (Addendum 6).

8.   REPRESENTATIVE RESPONSIBILITIES

     A. Representative agrees to exercise its best efforts to promote the sale of Company's PRODUCTS among CUSTOMERS in the TERRITORY. and in this regard Representative shall:

          1. Maintain adequate manpower to service CUSTOMERS and prospective CUSTOMERS.

          2. Follow through on inquiries developed by Company's conventions, advertising, workshops and promotional literature.

          3. Assist the Company in staffing booths at national meetings or meetings within the Territory as needed.

          4. Be responsible for direct and indirect selling expenses which may be incurred in carrying out responsibilities hereunder. It is expressly understood and agreed that Representative's exclusive remuneration under this Agreement is that set forth in paragraph 4 hereof.

          5. Obtain sales samples for each sales representative that is authorized to represent company's PRODUCTS, as dictated by the SALES SAMPLES POLICY.

          6.   Maintain adequate levels of instruments to service CUSTOMERS.

          7. Sign a NON-DISCLOSURE AGREEMENT (Addendum 7), and maintain in confidence all confidential and proprietary information pertaining to the business of the Company.

          8. Neither assert nor acquire nor attempt to acquire any rights or interests in or to, nor contest or assist others in contesting any trademarks of Company, which shall be solely responsible for design, development, supply production and performance of its products and protection of its trademarks.

          9. Make no false or misleading representations with respect to Company's PRODUCTS. Representative shall make no express or implied warranties to CUSTOMERS or prospective CUSTOMERS on behalf of Company with respect to Company's PRODUCTS without Company's express written consent. Representative agrees to hold Company harmless from all damages resulting from Representative's breach of such obligation.

          10. Maintain records of CUSTOMERS and Company inventory and other such records as reasonably requested by Company and as necessary to comply with all FDA regulations regarding tracking of products.

          11. Not to knowingly sell or deliver, directly or indirectly, any of the PRODUCTS for resale or use outside of the TERRITORY.

          12. Follow the policies and procedures of Acumed that are made known to the Representative.

9.   SALES QUOTA

     A. Representative must obtain sales in the amount agreed upon per the attached quota. The first quota will be determined by the Company based upon the formula in ADDENDUM 8. The sales quota will thereafter be agreed to on an annual basis within ninety (90) days of the Company's fiscal year.

     B. Company may establish quotas for specific product groups; in such case, Representative must obtain sales in that product group which are equal to or in excess of the quota.

     C. Company may establish sales quotas for clearly defined regional sections within the TERRITORY to insure sales activity throughout the TERRITORY. EXAMPLE; TERRITORY is the State of New York. Separate quotas would be established for New York City and the rest of the state. If these separate quotas are not achieved, Company reserves the right to alter the TERRITORY.

10.  GENERAL

     A. This Agreement contains the entire understanding of the parties, shall supersede any other oral or written agreements, and shall ensure to the benefit of Company's successors and assigns. It may not be modified in any way without the written consent of both parties.

     B. Nothing herein shall be deemed to require that the Company continue the production of any PRODUCT.

     C. Representative acknowledges that this Agreement is personal to it and shall not be assigned, alienated or otherwise transferred without the express written consent of the Company.

     D. Representative agrees that Company shall be entitled to inspect and observe from time to time the activities and procedures relative to this Agreement of Representative and its salespersons with or without notice of any such inspection or observation.

     E. Any notice, request or demand permitted hereunder shall be deemed to be properly given when deposited in the United States mail, registered or certified, postage paid, with return receipt requested addressed as follows:

                ACUMED, INC.
                10950 S. W .5TB STREET, SUITE 170
                BEAVERTON, OREGON 97005
                ATTENTION: PRESIDENT

     F. Company shall not be liable for delays in delivery or failure to perform any obligation hereunder due to any cause beyond its control, including, but not limited to, labor disputes, fire, delays in transportation or shortages of materials or supplies.

     G. Representative represents to Company that execution, delivery and performance of this Agreement and compliance with its terms by Representative will not result in a breach of any agreement to which Representative is a party.

     H. In the event of termination of this Agreement, Company reserves the right, but is not obliged, to purchase from Representative all sales samples owned by the Representative at a price agreed upon between the parties. All sales samples given to the Representative must be returned to the Company or they will be invoiced at the sample price as outlined in the SALES SAMPLE POLICY.

     I. This agreement shall be governed by and construed in accordance with the laws of the State of Oregon.




                            -----------------------




IN WITNESS WHEREOF, Company and Representative have caused this MANUFACTURER'S REPRESENTATIVE AGREEMENT to be signed as of the date written above.

ACUMED, INC.                                    O.J.I. SURGICAL, INC.


By: Randall Huebner                             By: Harry Kraus
-------------------                             ---------------

/s/ RANDALL HUEBNER                             /S/ HARRY KRAUS
-------------------                             ---------------
   Signature                                       Signature

It: President                                   Its: President
-------------                                   --------------

Date: 4/28/97                                   Date: 4/21/97
-------------                                   -------------

                              ADDENDUM 1 PRODUCTS

Products are:

        Acutrak Systems

        Osteo-Clage Cerclage Cable System

        GTS TOE IMPLANT System

        Polarus Humeral Rod Systems

        2.7 and 3.5 Extremity Screw Systems

        Stableloc

        Bone Graft Instrumentation

        K-Wires (sterile packs)

        Small Bone Fixator

                                   ADDENDUM 2

                               ORDER ENTRY FORMAT

The Company will provide Representative with a billing form to be used when phoning or faxing in orders. The form requests that the following information be provided. If Representative wishes to use its own form, it must be approved by the Company.

1.      Customer number

2.      Purchase order number

3.      Customer name

4.      Customer billing address

5.      Customer shipping address

6.      Other shipping address (if replacement to consignment)

7.      Instrument rental charge

8.      Freight charge

9.      Surgeon name

lO.     Patient name

11.     Surgery date

12.     Product code(s)

13.     Lot number(s) of implant(s)

14.     Prices

                                   ADDENDUM 3

                                   COMMISSIONS

1. The commission for sales of all Acumed implants and instruments is 25% effective September 1, 1994 until further notice.

2. NO commission will be paid on prototype products until added to the list of PRODUCTS as outlined in the Agreement.

3.   A 15% commission will be paid on custom instruments and implants.

4. If an instrument rental is charged and the instruments are owned by Acumed, then the instrument rental charge will be split evenly by Acumed and Representative.

                                   ADDENDUM 4

                             CONSIGNMENT AGREEMENT

Agreement made between ACUMED, INC. (hereafter called Supplier) and O.J.I. SURGICAL, INC. (hereafter called Representative) this 1ST DAY OF JUNE, 1996 The purpose of this agreement is to provide an inventory of the most current Acumed implants and instruments (Products) presently available, as well as insure the immediate availability of new designs as they evolve. Consequently, the inventory levels maintained by the Representative will remain consistent with the Customer demand for this service. Finally, the arrangements described herein will release the Representative of the financial burden incurred by purchasing and maintaining a complete stock of the above products.

NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

1.   ESTABLISHMENT OF PROGRAM

     a. Supplier will establish a consignment inventory program for standby implants and instruments for use by the Representative for its Customers. Instruments will be provided on consignment as detailed in ADDENDUM 5.

     b. Representative will provide a secure area within its facility for the storage of consignment inventory separate from Representative's owned inventory .

     c. Appropriate inventory levels will be determined by the joint agreement of Supplier and Representative.

     d. The initial consignment inventory shall be shipped on a consignment no-charge purchase order. Any subsequent additions to the consignment inventory will be communicated by written correspondence including quantities, catalogue numbers and product descriptions. Any changes to consignment levels of product will be similarly communicated and acknowledged by the Representative and Supplier.

     e. Representative shall be responsible for physical inventories of lot coded items on a quarterly basis. Supplier reserves the right to delay commission payments if the inventory is not received and reconciled by the 15th of the month.

     f. Supplier will either replenish inventory used in surgery automatically upon the receipt of a completed order form or require that Representative replenish its inventory of Product on an as needed basis to maintain adequate stocking levels. A Customer purchase order is required WITHIN THREE DAYS OF IMPLANTING Supplier's products. Invoices will be issued and payments due in accordance with Supplier's published regular terms.

     g. Items for which a hospital purchase order is issued will either be shipped from Supplier to Representative's designated receiving or directly to the hospital if so specified by Representative.

     h. The hospital purchase order will clearly indicate that the products are for CONSIGNMENT REPLACEMENT and the Supplier will print CONSIGNMENT REPLACEMENT on the appropriate shipping and invoicing documents.

     i. The Representative agrees that this consignment inventory is the property of Supplier and that the Supplier or the Supplier's representative will have free access (with appropriate prior notice and approval} to this inventory.

     j. The Representative agrees to pay for any unutilized consignment inventory which has been opened and is not implantable WITHIN THREE DAYS OF OPENING. All consignment inventory opened but reusable will be repackaged by Supplier. There will be a 25% charge for this service.

     k. The parties agree that the Representative will be responsible for inventory losses due to loss, theft, damage or otherwise not accounted for during routine audits at current distributor price list value.

     l. The Supplier agrees to inform the Representative of any manufacturing/packaging changes that will affect the consignment.

2. This agreement shall be effective for the period of the MANUFACTURER'S REPRESENTATIVE AGREEMENT and will be renewed in accordance with the dates of the MANUFACTURER'S REPRESENTATIVE AGREEMENT.

Executed by the parties hereto as indicated below:

ACUMED, INC.                                    O.J.I. SURGICAL, INC.


By: Randall Huebner                             By: Harry Kraus
-------------------                             ---------------

/s/ RANDALL HUEBNER                             /S/ HARRY KRAUS
-------------------                             ---------------
   Signature                                       Signature

It: President                                   Its: President
-------------                                   --------------

Date: 4/28/97                                   Date: 4/21/97
-------------                                   -------------

                                   ADDENDUM 5

                              CONSIGNMENT FORMULA

Consignment inventory will be provided in the TERRITORY under the following general criteria:

1.   ACUTRAK PRODUCTS

     2 each of each screw size
     Instruments will be provided by Acumed

     Each consignment must generate at least four (4) screw sales per month within sixty (60) days of receiving consignment inventory.

2.   GTS PRODUCTS

     1 each of each implant size
     Instruments will be provided by Acumed

     Each set of implants must generate two (2) sales per month within sixty
     (60) days of receiving implants.

3.   OSTEO-CLAGE PRODUCTS

     8 each of 2mm CoCr Cable and Sleeve Implants
     4 each of 1.6mm CoCr Cable and Sleeve Implants
     4 each 2mm Cable only
     4 each 2mm Sleeve only
     1 set of instruments provided by Acumed

     Each consignment inventory must generate eight (8) cable and sleeve sales per month within sixty (60) days of receiving inventory.

4.   POLARUS HUMERAL ROD SYSTEMS

     1 each humeral rod
     1 set of screws
     1 set of instruments provided by Acumed

     Each humeral rod consignment must generate at least two (2) sales per month within sixty (60) days of receiving inventory.

5.   2.7 AND 3.5 EXTREMITY SCREW SYSTEMS

     2 each of each screw size
     1 set of instruments each provided by Acumed

     Each consignment must generate at least four (4) screw sales per month within sixty (60) days of receiving consignment inventory.

6.   STABLELOC

     2 Stableloc assemblies
     8 pins
     2 sets of instruments
     2 Stableloc assembly covers

7.   BONE GRAFT INSTRUMENTATION

     1 set of instruments provided by Acumed for hospital purchase

8.   SMALL BONE FIXATOR

     2 small Bone Fixator sets with tray
     2 fixator covers

9. A Consignment Agreement, Addendum 4 of the Manufacturer's Representative Agreement, must be signed before any consignment inventory is shipped.

10. If the above monthly sales turnover rates are met on a quarterly average basis, there is no charge for the consignment inventory .

11. Consignment sets that do not meet the above criteria after two (2) quarterly periods may be requested to be returned to Acumed or be charged a monthly fee of $200 per set and this fee adjusted against the monthly commission payment.

12. The Company reserves the right to make adjustments in the Representative's consignment inventory levels when sales activity or market conditions dictate.

13. The Company reserves the right to eliminate all consignment inventory with thirty (30) days written notice for any reason.

                                   ADDENDUM 6

                      INSTRUMENTS AND SALES SAMPLE POLICY

INSTRUMENTS: Representative is required to have the following instruments:

1.   At least one (1) set of Acutrak instruments provided by Acumed.

2.   At least one (1) set of GTS instruments provided by Acumed.

3.   At least one (1) set of Osteo-Clage instruments provided by Acumed.

4.   At least one (1) set of Polarus instruments provided by Acumed.

5. At least one (1) set of 3.5 Extremity Screw System instruments provided by Acumed.

6.   At least one (1) Stableloc assembly provided by Acumed.

7.   At least one (1) set of Bone Graft instruments provided by Acumed.

8. At least one (1) set of 2.7 Extremity Screw System instruments provided by Acumed.

9.   At least one (1) Small Bone Fixator set provided by Acumed.

SALES SAMPLES: Acumed will generally provide a product sales sample for each brand of product at no charge to Representative. These samples are the property of Acumed and will be either new product or a reconditioned product at Acumed's discretion. Lost samples may be billed at 20% of hospital list price. Company reserves the right to have Representative purchase sample product from time to time.

                                   ADDENDUM 7

                            NON-DISCLOSURE AGREEMENT

This non-disclosure agreement (the "AGREEMENT") is entered into this 1ST DAY OF JUNE, 1996 by ACUMED, INC., (the "DISCLOSING PARTY") and O.J.I. SURGICAL, INC., its PRINCIPALS, MANAGEMENT and STAFF (the "RECEIVING PARTY") for the purpose of preventing the unauthorized disclosure of Confidential Information (as defined below) of the Disclosing Party which may be disclosed to the Receiving Party for the purpose of pursuing the establishment of a business relationship or negotiating any contract or agreement between the Disclosing Party and the Receiving Party.

For purposes of the agreement, Confidential Information shall mean any and all information relating to Acumed Products and Pricing.

In consideration of the Disclosing Party's disclosure of Confidential Information to the Receiving party, the Receiving Party hereby agrees as follows:

1. The Receiving party shall hold and maintain the Confidential Information in strictest confidence and in trust for the sole and exclusive benefit of the Disclosing party .

2. The Receiving party shall not, without the prior written approval of the Disclosing Party, use for its own benefit, publish or otherwise disclose to others, or permit the use by others for their benefit or to the detriment of the Disclosing party, any of the Confidential Information.

3. The Receiving party shall carefully restrict access to the Confidential Information to those of its officers, directors and employees who clearly need such access in order to participate on the behalf of the Receiving Party in the analysis and negotiation of a business relationship or any contract or agreement, or the advisability thereof, with the Disclosing Party .The Receiving Party further warrants and represents that it will advise each of the persons to whom it provides access to any of the Confidential Information pursuant to the foregoing sentence that such persons are strictly prohibited from making use, publishing or otherwise disclosing to others or permitting others to use for their benefit or to the detriment of the Disclosing Party, any of the Confidential Information.

4. The Receiving Party shall take actions necessary to protect the confidentiality of the Confidential Information except for its disclosure pursuant to paragraph 3 above, and hereby indemnifies the Disclosing Party against any and all losses, damages, claims or expenses incurred or suffered by the Disclosing Party as a result of the Receiving Party's breach of this Agreement.

5. This agreement shal1 continue in full force and effect indefinitely, except that the Receiving Party's obligations hereunder shal1 not extend to any of the Confidential Information which the Receiving Party can demonstrate was in the public domain on the date of this Agreement.

6. The Receiving Party understands and acknowledges that any disclosure or misappropriation of any of the Confidential Information in violation of this Agreement may cause the disclosing Party irreparable harm, the amount of which may be difficult to ascertain and, therefore, agrees that the Disclosing Party shall have the right to apply to a court of competent jurisdiction for an order restraining any such further disclosure or misappropriation and for such other relief as the Disclosing Party shall deem appropriate, such right of the Disclosing Party to be in addition to the remedies otherwise available to the Disclosing Party at law or in equity.

7. The Receiving party shall return to the Disclosing party any and all records, notes and other written, printed or tangible materials pertaining to the Confidential Information immediately upon written request of the Disclosing Party.

8. This Agreement and the Receiving Party's obligations hereunder shall be binding upon the representatives, assigns and successors of the Receiving Party and shall inure to the benefit of the assigns and successors of the Disclosing Party.

9. The Agreement shall be governed by and construed in accordance with internal laws of the State of Oregon.

10. If any action at law or inequity is brought to enforce or interpret the provisions of this Agreement, the prevailing party in such action shall be entitled to reasonable attorney's fees.

11. The Agreement constitutes the sole understanding of the parties with respect to the subject matter hereof and may not be amended or modified except in writing signed by each of the parties hereto.

IN WITNESS WHEREOF, THE PARTIES HERETO HAVE ENTERED INTO THIS AGREEMENT ON THE DATE SET FORTH ABOVE.

Disclosing Party:                               Receiving Party:

ACUMED, INC.                                    O.J.I. SURGICAL, INC.


By: Randall Huebner                             By: Harry Kraus
-------------------                             ---------------

/s/ RANDALL HUEBNER                             /S/ HARRY KRAUS
-------------------                             ---------------
   Signature                                       Signature

It: President                                   Its: President
-------------                                   --------------

Date: 4/28/97                                   Date: 4/21/97
-------------                                   -------------

                                   ADDENDUM 8

                                  SALES QUOTA

Company reserves the right to have achievable sales quotas by product for a specified period of time. These quotas may be in addition to the minimum turnover rates for consignment inventory as detailed in Addendum 5.

Quotas will be determined after ninety (90) days of the signing of this Agreement and on a calendar year basis thereafter.

Company reserves the right to alter the Territory and/or Products as defined in this Agreement if individual quotas for products are not met.

Company will provide Representative a "Sales versus Quota" report at least on a quarterly basis.

                                  AMENDMENT 1



This amendment, effective July 1, 1997, changes the territory as previously defined in the Manufacturer's Representative Agreement dated June 1, 1996. The updated territory is now defined as follows:

State of Oregon, excluding Baker and Malheur counties, and Cowlitz and Clark Counties in Washington State (see attached map).

ACUMED, INC.                                    O.J.I. SURGICAL, INC.


By: Randall Huebner                             By: Harry Kraus
-------------------                             ---------------

/s/ RANDALL HUEBNER
-------------------                             ---------------
   Signature                                       Signature

It: President                                   Its: President
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Date: 6/17/97                                   Date:
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


                                  AMENDMENT 2

This amendment, effective May 1, 1998, changes the Representative's responsibilities as previously defined in the Manufacturer's Representative Agreement dated June 1,1996. The following clause is added to Section 8, Item A:

     13. Representative shall immediately and fully advise Company of any suit, claim or complaint known to Representative resulting from the sale or use of any PRODUCTS.

ACUMED, INC.                                    O.J.I. SURGICAL, INC.


By: Randall Huebner                             By: Harry Kraus
-------------------                             ---------------

/s/ RANDALL HUEBNER                             /S/ HARRY KRAUS
-------------------                             ---------------
   Signature                                       Signature

It: President                                   Its: President
-------------                                   --------------

Date: 4/27/98                                   Date: 4/30/97
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